SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15 (d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest event reported) August 24,  1999



                                        ADINA , INC.
               (Exact Name of Registrant as Specified in its Charter)


               Delaware               33-19435         75-2233445
            (State of              (Commission         (IRS Employer
             Incorporation)        File Number)        Identification No.)

                    6959 Arapaho, Suite 122, Dallas, Texas  75248
                     (Address of Principal Executive Offices)

          Registrant's telephone number, including area code:(972) 386-8907

          Item 5.  Other Events

          Effective August 19, 1999 the Registrant changed its name to eVentures Group, Inc. Effective at the opening of business on August 25, 1999 its new OTC Bulletin Board symbol is EVNT. Existing share certificates will continue to be valid and will be exchanged when presented for transfer to the Companys transfer agent.


                                     SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADINA, INC.


                                   By:   /s/ Daniel Wettreich
                                        Daniel Wettreich
                                        President




          Dated: August  24, 1999